UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

Crestwood Midstream Partners LP

(Exact name of registrant as specified in its charter)

Commission file number:

Delaware	001-33631	56-2639586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 8, 2013, we acquired all of the membership interests in Crestwood Marcellus Midstream LLC (CMM), which we formed as a joint venture on February 23, 2012 with Crestwood Holdings LLC. On March 18, 2013, we filed a Current Report on Form 8-K with the Securities and Exchange Commission (SEC) to provide supplemental consolidated financial statements necessary to meet the requirements of the pro-forma financial information referenced in the Current Report on Form 8-K filed with the SEC on January 8, 2013.

The following Current Report on Form 8-K filed with the SEC on May 10, 2013, is provided here as an update to the Crestwood Midstream Partners LP Annual Report on Form 10-K for the year ended December 31, 2012, and retrospectively adjusts our historical financial information to reflect the change in reporting entity and the consolidation of CMM. Accordingly, the following Current Report provides financial information that encompasses all of assets that we operated during 2012. To access our Annual Report on Form 10-K for the year ended December 31, 2012 or any other of our filings with the SEC, please visit our website at www.crestwoodlp.com or go to www.sec.gov.

Item 8.01.     Other Events

On January 8, 2013, Crestwood Midstream Partners LP (the Partnership) filed a Current Report on Form 8-K to report is acquisition of a 65% limited liability company membership interest in Crestwood Marcellus Midstream LLC (CMM) from Crestwood Marcellus Holdings LLC (Marcellus Holdings), Crestwood Gas Services GP LLC, the general partner of the Partnership (the General Partner), Crestwood Holdings LLC (Crestwood Holdings), and Crestwood Gas Services Holdings LLC (Gas Services Holdings), collectively the “Contributing Parties.” Because the Partnership now owns 100% of CMM and has the ability to control CMM’s operating and financial decisions and policies, and because the limited liability company membership interest has been acquired from the Contributing Parties, applicable accounting standards required the acquisition of the interest to be accounted for as a reorganization of entities under common control. As a result, the Partnership’s historical financial information was retrospectively adjusted to reflect the change in reporting entity and the consolidation of CMM. Accordingly, the Partnership has updated certain information included in its Annual Report on Form 10-K for the year ended December 31, 2012 (2012 Annual Report) filed with the Securities and Exchange Commission (SEC) on February 28, 2013 as follows:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and

•	Item 8. Financial Statements and Supplementary Data.

The Partnership has filed the updated information listed above as Exhibit 99.1 to this Current Report on Form 8-K (Report) which is incorporated herein by reference. Except with respect to the retrospective adjustment described above, the information included in this Report has not been updated to reflect events subsequent to the filing of the 2012 Annual Report. This Report should be read in conjunction with the portions of the 2012 Annual Report that have not be retrospectively adjusted herein, as well as in conjunction with the Partnership’s other filings with the SEC filed subsequent to the 2012 Annual Report.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP

99.1	Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	CRESTWOOD GAS SERVICES GP LLC,
its general partner

By: /s/ Steven M. Dougherty
Steven M. Dougherty
Dated: May 10, 2013		Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

CRESTWOOD MIDSTREAM PARTNERS LP

EXHIBIT INDEX

Each exhibit identified below is filed as part of this report.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP

99.1	Financial Information

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